UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 03/21/2007 (03/21/2007)

NYMEX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-30332	13-4098266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North End Avenue, World Financial Center, New York, NY	10282-1101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 299-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 12, 2007, the Company filed a prospectus supplement with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) of the Securities Act of 1933, as amended, with respect to its automatic shelf registration statement on Form S-3 (No. 333-140845) (the “Registration Statement”) to register the resale of 7,000,000 shares of common stock by selling stockholders and up to 1,050,000 shares of common stock by selling stockholders to cover over-allotments, if any.

The Company is filing a legal opinion attached hereto as Exhibit 5.1 regarding the legality of the common shares covered by the prospectus supplement, to be incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMEX Holdings, Inc.

By:	/S/ RICHARD D. KERSCHNER
Name:	Richard D. Kerschner
Title:	SVP – Corporate Governance and Strategic Initiatives

Date: March 21, 2007

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Counsel